Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Clockwise Core Equity & Innovation ETF (Ticker: TIME)

listed on NYSE Arca, Inc.

August 13, 2025

Supplement to the Summary Prospectus

and Prospectus,

each dated December 23, 2024

Effective immediately, the fifth paragraph of the section titled “Principal Investment Strategies” is deleted and replaced with the following three paragraphs:

The Fund will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises. Equity securities also include other ETFs that invest substantially in, or that provide substantial long or short exposure to, equity securities, including through leverage. In addition, the Fund may invest up to 95% of its net assets in such securities.

The Fund’s ETF investments may include traditional ETFs, inverse ETFs (which seek to provide short exposure that provides the opposite performance of a reference asset, such as an equity index) and leveraged ETFs (which seek to provide amplified long exposure or amplified short exposure (i.e., inverse) to a reference asset) (together, “Leveraged and Inverse ETFs”). The Sub-Adviser typically utilizes Leveraged and Inverse ETFs to seek to mitigate or reduce the Fund’s overall portfolio volatility.

The Fund’s investments will include small-, medium- and large-capitalization companies, with the Sub-Adviser focusing on investing in companies with market capitalization greater than $1 billion. Under normal circumstances, the Fund as a target will invest between 5% and 20% of the Fund’s portfolio in fixed income securities on an opportunistic basis, including short-term treasuries, money market funds, and other cash equivalents. The Fund may maintain a higher percentage of the Fund’s assets in such investments under extreme conditions.

Effective immediately, the following disclosure is added to the sections titled “Principal Investment Risks” and “Principal Risks of Investing in the Fund”:

Underlying ETF Risks.

●	General. The Fund will incur higher and duplicative expenses due to its investments in other ETFs. By investing in another ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the ETF’s fees and expenses. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying ETFs as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The underlying ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in underlying ETFs are also subject to the “ETF Risks” described herein.

●	Leveraged and Inverse ETFs. Leveraged and Inverse ETFs expose the Fund to all of the risks that traditional ETFs present. All Leveraged and Inverse ETFs rely to some degree, often extensively, on derivatives to seek to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in Leveraged and Inverse ETFs. Further, investments in Leveraged and Inverse ETFs are subject to the risk that the performance of such ETF will not correlate with the reference asset as intended. Leveraged and Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their reference asset during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

Please retain this Supplement for future reference.